John Hancock Income Funds Supplement dated August 1, 2008 to the Class A, B and C Shares Prospectus dated October 1, 2007

John Hancock High Yield Fund The “Portfolio Manager” section is amended and restated as follows: PORTFOLIO MANAGERS

Arthur N. Calavritinos, CFA
Joined fund team in 1995
Primarily responsible for fund management and
day-to-day purchase and sale decisions

John F. Iles
Joined fund team in 2008
Analysis of specific issuers

Joseph E. Rizzo
Joined fund team in 2008
Analysis of specific issuers

In addition, the following will be added to the “Management Biographies” section:

Joseph E. Rizzo
Assistant Vice President, MFC Global
Investment Management (U.S.), LLC
Joined subadviser in 2005
Bond Trader, John Hancock Advisers, LLC (2002 -2005)
High Yield Sales, Lehman Brothers (1997-2002)
Began business career in 1994

John Hancock High Yield Fund Supplement dated August 1, 2008 to the Class I Shares Prospectus dated October 1, 2007

The “Portfolio Manager” section is amended and restated as follows: PORTFOLIO MANAGERS

Arthur N. Calavritinos, CFA
Senior Vice President, MFC Global Investment
Management, (U.S.), LLC
Joined subadviser in 2005
Vice President, John Hancock
Advisers, LLC (1988-2005)
Began business career in 1986
Joined fund team in 1995
Primarily responsible for fund management and
day-to-day purchase and sale decisions

John F. Iles
Vice President, MFC Global Investment
Management, (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock
Advisers, LLC (1999-2005)
Began business career in 1984
Joined fund team in 2008
Analysis of specific issuers

Joseph E. Rizzo
Assistant Vice President, MFC Global Investment
Management, (U.S.), LLC
Joined subadviser in 2005
Bond Trader, John Hancock Advisers, LLC
(2002-2005)
Began business career in 1994
Joined fund team in 2008
Analysis of specific issuers

The Statement of Additional Information (SAI) for the fund includes additional information about its portfolio managers, including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.

JOHN HANCOCK HIGH YIELD FUND Supplement dated August 1, 2008 to the Statement of Additional Information dated October 1, 2007

John Hancock High Yield Fund

Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER” section, the “Other Accounts the Portfolio Manager is Managing” subsection is amended and restated, to reflect the addition of John F. Iles and Joseph E. Rizzo to the Fund’s portfolio management team:

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of June 30, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Arthur N. Calavritinos, CFA	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Three (3) accounts with total assets of approximately $931 million.

John F. Iles

Other Registered Investment Companies: Two (2) funds with total assets of approximately $1.4 billion

Other Pooled Investment Vehicles: One (1) account with total net assets of approximately $54 million.

Other Accounts: Seven (7) accounts with total assets of approximately $2.1 billion.

Joseph E. Rizzo	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Three (3) accounts with total assets of approximately $931 million.

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Share Ownership by Portfolio Managers” subsection has been amended and restated with the following:

Share Ownership by Portfolio Managers. The following table indicates as of June 30,
2008, the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

High Yield Fund

Portfolio Manager	Range of Beneficial Ownership
Arthur N. Calavritinos, CFA	E
John F. Iles	A
Joseph E. Rizzo	A